Exhibit 24


                          DIRECTORS' POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned Directors of Protective Life Corporation, a Delaware corporation, ("Company") by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the 1997 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 2nd day of March, 1998.

WITNESS TO ALL SIGNATURES:                          /S/ WILLIAM J. RUSHTON III
                                                        William J. Rushton III

/S/ DEBORAH J. LONG                                 /S/ JOHN W. WOODS
Deborah J. Long                                         John W. Woods

                                                    /S/ WILLIAM J. CABANISS, JR.
                                                        William J. Cabaniss, Jr.

                                                    /S/ DRAYTON NABERS, JR.
                                                        Drayton Nabers, Jr.

                                                    /S/ JOHN J. MCMAHON, JR.
                                                        John J. McMahon, Jr.

                                                    /S/ A. W. DAHLBERG
                                                        A. W. Dahlberg

                                                    /S/ JOHN W. ROUSE, JR.
                                                        John W. Rouse, Jr.

                                                    /S/ ROBERT T. DAVID
                                                        Robert T. David

                                                    /S/ RONALD L. KUEHN, JR.
                                                        Ronald L. Kuehn, Jr.

                                                    /S/ HERBERT A. SKLENAR
                                                        Herbert A. Sklenar

                                                    /S/ JAMES S. M. FRENCH
                                                        James S. M. French

                                                    /S/ ROBERT A. YELLOWLEES
                                                        Robert A. Yellowlees

                                                    /S/ JOHN D. JOHNS
                                                        John D. Johns

                                                    /S/ ELAINE L. CHAO
                                                        Elaine L. Chao

                                                    /S/ DONALD M. JAMES
                                                        Donald M. James